EXHIBIT 10.59

PROLOGIS, INC.

LONG-TERM INCENTIVE PLAN

EQUITY EXCHANGE OFFER

LTIP UNIT AWARD AGREEMENT

Name of the Grantee:                                         (the “Grantee”)

Number of LTIP Units Awarded:

Exchanged Award Number:

Grant Effective Date:

RECITALS

A. The Grantee is an employee of Prologis, Inc. (the “Company”) or a “Related Company” as defined in the Prologis, Inc. 2012 Long-Term Incentive Plan (as amended and supplemented from time to time, the “Plan”) and provides services to Prologis, L.P., through which the Company conducts substantially all of its operations (the “Partnership”).

B. Pursuant to the Limited Partnership Agreement of the Partnership (as amended and supplemented from time to time, the “Partnership Agreement”), the Company as general partner of the Partnership hereby grants to the Grantee a Full Value Award (as defined in the Plan, referred to herein as an “Award”) in the form of, and by causing the Partnership to issue to the Grantee, the number of LTIP Units (as defined in the Partnership Agreement) set forth above (the “Award LTIP Units”) having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the Partnership Agreement.

C. The Compensation Committee (the “Committee”) of the Board of Directors of the Company has provided the Grantee with the opportunity to exchange certain unvested awards of restricted stock or restricted stock units previously granted to the Grantee for an equal number of LTIP Units.

D. The Grantee has elected to exchange that certain awards of Restricted Stock and/or Restricted Stock Units of the Company (the “Exchanged Award”) for the number of Award LTIP Units specified above.

E. Upon the close of business on the Grant Effective Date pursuant to this LTIP Unit Award Agreement (the “Agreement”), the Grantee shall receive the number of LTIP Units specified above, subject to the restrictions and conditions set forth herein, in the Plan, and in the Partnership Agreement and the Exchanged Award shall terminate and be forfeited by the Grantee.

NOW, THEREFORE, the Company, the Partnership and the Grantee agree as follows:

1. Effectiveness of Award. The Grantee shall be admitted as a partner of the Partnership with beneficial ownership of the Award LTIP Units as of the Grant Effective Date by (i) signing and delivering to the Partnership a copy of this Agreement, (ii) signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement (attached hereto as Exhibit A) and (iii) making a Capital Contribution (as defined in the Partnership Agreement) in cash in the amount of $0.01 per Award LTIP Unit to the Partnership (the “Per Unit Contribution”). Upon execution of this Agreement by the Grantee, the Partnership and the Company, the books and records of the Partnership maintained by the General Partner shall reflect the issuance to the Grantee of the Award LTIP Units. Thereupon, the Grantee shall have all the rights of a Limited Partner (as defined in the Partnership Agreement) of the Partnership with respect to a number of LTIP Units equal to the Award LTIP Units, subject, however, to the restrictions and conditions specified in Section 2 below and elsewhere herein. The LTIP Units are uncertificated securities of the Partnership and upon the Grantee’s request the General Partner shall confirm the number of LTIP Units issued to the Grantee.

2. Vesting and Forfeiture of Award LTIP Units.

(i) Subject to Section 11 hereof, and subsection 4.3 of the Plan, the Award LTIP Units will vest as follows:                                         . Notwithstanding the foregoing, (a) if the Grantee’s Termination Date (as defined in the Plan) occurs by reason of death or Disability (as defined in the Plan), or if the Grantee satisfies the age and years of service conditions of Retirement (as defined in the Plan) (the “Age and Service Conditions”), any unvested Award LTIP Units shall vest immediately on the Termination Date or the date on which the Grantee meets the Age and Service Conditions (as applicable) and the Termination Date or the date on which the Grantee meets the Age and Service Conditions (as applicable) shall be deemed the “Vesting Date” for purposes of this Agreement, and (b) all Award LTIP Units that are not vested on or before the Grantee’s Termination Date shall thereupon, and with no further action, be forfeited by the Grantee.

(ii) Notwithstanding anything to the contrary set forth in this Agreement, this Award is subject to the Recoupment Policy set forth in the Prologis Governance Guidelines and any other clawback policies that are adopted by the Company.

(iii) Except as provided in the foregoing provisions of this Section 2, upon the Grantee’s Termination Date, the unvested Award LTIP Units will thereupon be forfeited at no cost to the Company and Grantee’s right to vest in the Award LTIP Units will immediately terminate. For purposes of this Award, the Committee shall have the exclusive discretion to determine Grantee’s Termination Date.

3. Distributions. The Grantee shall be entitled to receive distributions with respect to the Award LTIP Units to the extent provided for in the Partnership Agreement as follows:

(a) The Award LTIP Units are hereby designated as regular “LTIP Units.”

(b) The LTIP Unit Distribution Participation Date (as defined in the Partnership Agreement) with respect to the Award LTIP Units is the Grant Effective Date.

(c) All distributions paid with respect to the Award LTIP Units shall be fully vested and non-forfeitable when paid, whether or not the Award LTIP Units have been earned based on performance or have become vested based on continued employment as provided in Section 2 hereof.

4. Rights with Respect to Award LTIP Units. Without duplication with the provisions of Section 4 of the Plan or Section 1.14 of Exhibit K to the Partnership Agreement, if (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or capital stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization, or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than ordinary cash dividends, shall occur, or (iii) any other event shall occur which, in each case in the judgment of the Committee, necessitates action by way of adjusting the terms of this Award, then and in that event, the Committee may take such action, if any, as it determines to be reasonably required to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Agreement prior to such event, including, but not limited to, substitution of other awards under the Plan.

5. Incorporation of the Plan; Interpretation by Committee. This Agreement is subject in all respects to the terms, conditions, limitations and definitions contained in the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control. The Committee may make such rules and regulations and establish such procedures for the administration of this Agreement as it deems appropriate. Without limiting the generality of the foregoing, the Committee may interpret the Plan and this Agreement, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law. In the event of any dispute or disagreement as to interpretation of the Plan or this Agreement or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan or this Agreement, the decision of the Committee shall be final and binding upon all persons.

6. Restrictions on Transfer.

(i) Except as otherwise permitted by the Committee, none of the Award LTIP Units granted hereunder nor any of the common units of the Partnership into which such Award LTIP Units may be converted (the “Award Common Units”) shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of, or encumbered, whether voluntarily or by operation of law (each such action a “Transfer”) and right to Redemption (as defined in the Partnership Agreement) may not be exercised until such Award LTIP Units have vested pursuant to Section 2 hereof; provided, however, that Award LTIP Units may be Transferred prior to such date in accordance with Section 6.5 of the Plan, so long as the Transferee agrees in writing with the Company and the Partnership to be bound by all the terms and conditions of this Agreement and the Partnership Agreement and that subsequent Transfers shall be prohibited except those in accordance with this Section 6.

(ii) The right to Redemption may be exercised with respect to Award Common Units, and Award Common Units may be Transferred to the Partnership or the Company in connection with the exercise thereof, in accordance with and to the extent otherwise permitted by the terms of the Partnership Agreement. Notwithstanding the foregoing, without the consent of the General Partner, the right to Redemption shall not be exercisable with respect to any Award Common Units until two (2) years after the Grant Effective Date; provided however, that the foregoing restriction shall not apply (i) if the right of Redemption is exercised in connection with a Change in Control (as defined in the Plan) or (ii) in connection with an LTIP Unit Forced Conversion in connection with a Capital Transaction as described in the Partnership Agreement.

(iii) Additionally, all Transfers of Award LTIP Units or Award Common Units must be in compliance with all applicable securities laws (including, without limitation, the Securities Act (as defined in the Partnership Agreement)) and the applicable terms and conditions of the Partnership Agreement. In connection with any Transfer of Award LTIP Units or Award Common Units, the Partnership may require the Grantee to provide an opinion of counsel, satisfactory to the Partnership, that such Transfer is in compliance with all federal and state securities laws (including, without limitation, the Securities Act).

(iv) Any attempted Transfer of Award LTIP Units or Award Common Units not in accordance with the terms and conditions of this Section 6 shall be null and void, and the Partnership shall not reflect on its records any change in record ownership of any Award LTIP Units or Award Common Units as a result of any such Transfer, shall otherwise refuse to recognize any such Transfer and shall not in any way give effect to any such Transfer of any Award LTIP Units or Award Common Units.

(v) This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7. Legend. The books and records of the Partnership or other documentation evidencing the Award LTIP Units shall bear an appropriate legend or notation, as determined by the Partnership in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein, in the Plan and in the Partnership Agreement.

8. Tax Matters; Section 83(b) Election. The Grantee hereby agrees to make an election to include in gross income in the year of transfer the unvested Award LTIP Units hereunder pursuant to Section 83(b) of the Code (as defined in the Plan) substantially in the form attached hereto as Exhibit B and to supply the necessary information in accordance with the regulations promulgated thereunder.

9. Withholding and Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Grantee for income tax purposes or subject to the Federal Insurance Contributions Act withholding with respect to the Award LTIP Units granted hereunder, the Grantee will pay to the Company or, if appropriate, any of its subsidiaries, or make arrangements satisfactory to the Committee regarding the payment of, any United States federal, state or local or foreign taxes of any kind required by law to be withheld with respect to such amount. If this Award results in the payment of cash to the Grantee or the issuance of shares of common stock, the Company shall have the right to deduct from all payments hereunder any taxes required by law to be withheld with respect to such payments, either in cash or, with the approval of the Committee, in the form of shares of common stock, with such shares valued based on the Fair Market Value (as defined in the Plan) as of the date the withholding is in effect. The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company and its subsidiaries also shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Grantee.

10. Amendment; Modification. This Agreement may only be modified or amended in a writing signed by the parties hereto, provided that the Grantee acknowledges that the Plan may be amended or discontinued in accordance with Section 7 of the Plan, and that this Agreement may be amended or canceled by the Committee, on behalf of the Company and the Partnership, for the purpose of satisfying changes in law or for any other lawful purpose, so long as no such action shall adversely affect the Grantee’s rights under this Agreement without the Grantee’s written consent. No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by the parties which are not set forth expressly in this Agreement. The failure of the Grantee or the Company or the Partnership to insist upon strict compliance with any provision of this Agreement, or to assert any right the Grantee or the Company or the Partnership, respectively, may have under this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

11. Change in Control.

(i) In the event that, prior to the Vesting Date and prior to the date on which any applicable Award LTIP Units have otherwise been forfeited and (a) while the Grantee is an employee and is providing services to the Company or a Related Company (as defined in the Plan), the Grantee’s employment is terminated by the Company or the successor to the Company or a Related Company which is the Grantee’s employer for reasons other than Cause (as defined in the Plan), in any such case within 24 months following a Change in Control (as defined in the Plan) or (b) the Plan is terminated by the Company or its successor following a Change in Control without provision for the continuation of this Award to the extent then unvested, then the Award LTIP Units (or to the extent applicable such other award, security or right to payment into which such Award LTIP Units converted in connection with the Change in Control, as determined by the parties to such Change in Control) to the extent they have not otherwise cancelled or forfeited, shall immediately vest and the date of the vesting shall be the “Vesting Date.”

(ii) For purposes of this Section 11, the Grantee’s employment shall be deemed to be terminated by the Company or its successor (or a Related Company) if the Grantee terminates employment after (i) a substantial adverse alteration in the nature of the Grantee’s status or responsibilities from those in effect immediately prior to the Change in Control, or (ii) a material reduction in the Grantee’s annual base salary and target bonus, if any, as in effect immediately prior to the Change in Control. In any event, if, upon a Change in Control, awards in other shares or securities are substituted for outstanding Awards pursuant to Section 4 of the Plan (or a successor provision), and immediately following the Change in Control, the Grantee becomes employed by the entity into which the Company merged, or the purchaser of substantially all of the assets of the Company, or a successor to such entity or purchaser, the Grantee shall not be treated as having terminated employment for purposes of this Section 11 until such time as the Grantee ceases to be an employee and/or ceases to provide services to the merged entity or purchaser (or successor), as applicable.

(iii) Notwithstanding the foregoing, unless otherwise provided in the Plan or by the Company in its discretion, the Award LTIP Units and the benefits evidenced by this Agreement do not create any entitlement to have the Award LTIP Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the stock of the Company or the equity securities of the Partnership.

12. Complete Agreement; Termination of Exchanged Award. This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way, including, without limitation, the Exchanged Award. The Grantee acknowledges and agrees that in consideration of Grantee’s receipt of this award, the Exchanged Award shall be terminated and cancelled without payment of consideration therefor and the Grantee shall no longer have any right or interest in the Exchanged Award or any payment with respect thereto.

13. Investment Representation; Registration. The Grantee hereby makes the covenants, representations and warranties set forth on Exhibit C attached hereto as of the Grant Effective Date. All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Grantee. The Grantee shall immediately notify the Partnership upon discovering that any of the representations or warranties set forth on Exhibit C was false when made or have, as a result of changes in circumstances, become false. The Partnership will have no obligation to register under the Securities Act any of the Award LTIP Units or any other securities issued pursuant to this Agreement or upon conversion or exchange of the Award LTIP Units into other limited partnership interests of the Partnership or shares of capital stock of the Company.

14. No Obligation to Continue Employment or Other Service Relationship. Neither the Company nor any Related Company is obligated by or as a result of the Plan, or this Agreement to continue to have the Grantee provide services to it or to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate its service relationship with the Grantee or the employment of the Grantee at any time.

15. No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

16. Status of Award LTIP Units under the Plan. The Award LTIP Units are both issued as equity securities of the Partnership and granted as a “Full Value Award” under the Plan. The Company will have the right at its option, as set forth in the Partnership Agreement, to issue Common Stock in exchange for partnership units into which Award LTIP Units may have been converted pursuant to the Partnership Agreement, subject to certain limitations set forth in the Partnership Agreement, and such Common Stock, if issued, will be issued under the Plan. The Grantee acknowledges that the Grantee will have no right to approve or disapprove such election by the Company.

17. Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Award LTIP Units hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).

18. Section 409A. If any compensation provided by this Agreement may result in the application of Section 409A of the Code, the Company shall, in consultation with the Grantee, modify the Agreement in the least restrictive manner necessary in order to, where applicable, (i) exclude such compensation from the definition of “deferred compensation” within the meaning of such Section 409A or (ii) comply with the provisions of Section 409A, other applicable provision(s) of the Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions and to make such modifications, in each case, without any diminution in the value of the benefits granted hereby to the Grantee.

19. Law Governing. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW WHICH COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF MARYLAND.

20. Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

21. Notices. Notices hereunder shall be mailed or delivered to the Partnership at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Partnership or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

22. Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

23. Successors and Assigns. The rights and obligations created hereunder shall be binding on the Grantee and his heirs and legal representatives and on the successors and assigns of the Partnership.

24. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company and its agents may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Award to be executed on the      day of                     , 2015.

PROLOGIS, INC.

By:
Name:
Title:

PROLOGIS, L.P.

By:	PROLOGIS, INC.,
Its General Partner

By:
Name:
Title:

Grantee

Name:

Address:

EXHIBIT A

FORM OF LIMITED PARTNER SIGNATURE PAGE

The Grantee, desiring to become one of the within named Limited Partners of Prologis, L.P., hereby becomes a party to the Thirteenth Amended and Restated Agreement of Limited Partnership of Prologis, L.P., as amended through the date hereof (the “Partnership Agreement”).

The Grantee constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as the Grantee’s true and lawful agent and attorney-in-fact, with full power and authority in the Grantee’s name, place and stead to carry out all acts described in Section 2.4.A(i) and (ii) of the Partnership Agreement, such power of attorney to be irrevocable and a power coupled with an interest pursuant to Section 2.4.B of the Partnership Agreement.

The Grantee agrees that this signature page may be attached to any counterpart of the Partnership Agreement.

Signature Line for Grantee:

Name:

Date:

Address of Grantee:

EXHIBIT B

ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF

TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B)

OF THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, Treasury Regulations Section 1.83-2 promulgated thereunder, and Rev. Proc. 2012-29, 2012-28 IRB, 06/26/2012, to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for such property.

1.	The name, address and taxpayer identification number of the undersigned are:

Name:                                          (the “Taxpayer”)

Address:

Social Security No./Taxpayer Identification No.:

Taxable Year:

2.	Description of property with respect to which the election is being made:

The election is being made with respect to                      LTIP Units in Prologis, L.P. (the “Partnership”).

3.	The date on which the LTIP Units were transferred is . The taxable year to which this election relates is calendar year 2015.

4.	Nature of restrictions to which the LTIP Units are subject:

(a)	With limited exceptions, until the LTIP Units vest, the Taxpayer may not transfer in any manner any portion of the LTIP Units without the consent of the Partnership.

(b)	The Taxpayer’s LTIP Units are subject to risk of forfeiture upon termination of the Taxpayer’s service relationship prior to vesting.

5.	The fair market value at time of transfer (determined without regard to any restrictions other than a nonlapse restriction as defined in Treasury Regulations Section 1.83-3(h)) of the of the LTIP Units with respect to which this election is being made was $0.01 per LTIP Unit.

6.	The amount paid by the Taxpayer for the LTIP Units was $0.01 per LTIP Unit.

7.	The amount to include in gross income is $0.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Dated:                     , 2015

Name:

EXHIBIT C

GRANTEE’S COVENANTS, REPRESENTATIONS AND WARRANTIES

The Grantee hereby represents, warrants and covenants as follows:

(a) The Grantee has received and had an opportunity to review the following documents (the “Background Documents”):

(i) The latest Annual Report to Stockholders that has been provided to stockholders;

(ii) The Company’s Proxy Statement for its most recent Annual Meeting of Stockholders;

(iii) The Company’s Report on Form 10-K for the fiscal year most recently ended;

(iv) The Company’s Form 10-Q for the most recently ended quarter if one has been filed by the Company with the Securities and Exchange Commission since the filing of the Form 10-K described in clause (iv) above;

(v) Each of the Company’s Current Report(s) on Form 8-K, if any, filed since the later of the end of the fiscal year most recently ended for which a Form 10-K has been filed by the Company;

(vi) The Thirteenth Amended and Restated Agreement of Limited Partnership of Prologis, L.P., as then amended;

(vii) The Company’s 2012 Long-Term Incentive Plan; and

(viii) The Company’s Articles of Incorporation, as then amended.

The Grantee also acknowledges that any delivery of the Background Documents and other information relating to the Company and the Partnership prior to the determination by the Partnership of the suitability of the Grantee as a holder of Award LTIP Units shall not constitute an offer of Award LTIP Units until such determination of suitability shall be made.

(b) The Grantee hereby represents and warrants that

(i) The Grantee either (A) is an “accredited investor” as defined in Rule 501(a) under the Securities Act, or (B) by reason of the business and financial experience of the Grantee, together with the business and financial experience of those persons, if any, retained by the Grantee to represent or advise him or her with respect to the grant to him or her of LTIP Units, the potential conversion of LTIP Units into common units of the Partnership (“Common Units”) and the potential redemption of such Common Units for shares of Common Stock (“Shares”), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Grantee (I) is capable of evaluating the merits and risks of an investment in the Partnership and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his or her own interest or has engaged representatives or advisors to assist him or her in protecting his or her interests, and (III) is capable of bearing the economic risk of such investment.

(ii) The Grantee understands that (A) the Grantee is responsible for consulting his or her own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Grantee is or by reason of the award of LTIP Units may become subject, to his or her particular situation; (B) the Grantee has not received or relied upon business or tax advice from the Company, the Partnership or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) the Grantee provides or will provide services to the Partnership on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the Partnership, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this Award of LTIP Units; and (D) an investment in the Partnership and/or the Company involves substantial risks. The Grantee has been given the opportunity to make a thorough investigation of matters relevant to the LTIP Units and has been furnished with, and has reviewed and understands, materials relating to the Partnership and the Company and their respective activities (including, but not limited to, the Background Documents). The Grantee has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Grantee to verify the accuracy of information conveyed to the Grantee. The Grantee confirms that all documents, records, and books pertaining to his or her receipt of LTIP Units which were requested by the Grantee have been made available or delivered to the Grantee. The Grantee has had an opportunity to ask questions of and receive answers from the Partnership and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the LTIP Units. The Grantee has relied upon, and is making its decision solely upon, the Background Documents and other written information provided to the Grantee by the Partnership or the Company. The Grantee did not receive any tax, legal or financial advice from the Partnership or the Company and, to the extent it deemed necessary, has consulted with its own advisors in connection with its evaluation of the Background Documents and this Agreement and the Grantee’s receipt of LTIP Units.

(iii) The LTIP Units to be issued, the Common Units issuable upon conversion of the LTIP Units and any Shares issued in connection with the redemption of any such Common Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Grantee’s right (subject to the terms of the LTIP Units, the Plan and this Agreement) at all times to sell or otherwise dispose of all or any part of his or her LTIP Units, Common Units or Shares in compliance with the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his or her assets being at all times within his or her control.

(iv) The Grantee acknowledges that (A) neither the LTIP Units to be issued, nor the Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by the Partnership and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein, (C) such LTIP Units, or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such LTIP Units and Common Units and (E) neither the Partnership nor the Company has any obligation or intention to register such LTIP Units or the Common Units issuable upon conversion of the LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common Units for Shares, the Company currently intends to issue such Shares under the Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that (I) the Grantee is eligible to receive such Shares under the Plan at the time of such issuance and (II) the Company has filed an effective Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such Shares. The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units which are set forth in the Partnership Agreement and this Agreement, the Grantee may have to bear the economic risk of his or her ownership of the LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units for an indefinite period of time.

(v) The Grantee has determined that the LTIP Units are a suitable investment for the Grantee.

(vi) No representations or warranties have been made to the Grantee by the Partnership or the Company, or any officer, director, shareholder, agent, or affiliate of any of them, and the Grantee has received no information relating to an investment in the Partnership or the LTIP Units except the information specified in this Paragraph (b).

(c) So long as the Grantee holds any LTIP Units, the Grantee shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Code, applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.

(d) The Grantee hereby agrees to make an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached to this Agreement as Exhibit B. The

Grantee agrees to file the election (or to permit the Partnership to file such election on the Grantee’s behalf) within thirty (30) days after the Award of the LTIP Units hereunder with the IRS Service Center at which such Grantee files his or her personal income tax returns, and to file a copy of such election with the Grantee’s U.S. federal income tax return for the taxable year in which the unvested LTIP Units are awarded to the Grantee.

(e) The address set forth on the signature page of this Agreement is the address of the Grantee’s principal residence, and the Grantee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.

(f) The representations of the Grantee as set forth above are true and complete to the best of the information and belief of the Grantee, and the Partnership shall be notified promptly of any changes in the foregoing representations.

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